Summary Prospectus Supplement	January 15, 2015

Putnam Research Fund
Summary Prospectus dated November 30, 2014

The section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are now Aaron Cooper, Jacquelyne Cavanaugh, Kelsey Chen, Neil Desai, Kathryn Lakin, Ferat Ongoren and Walter Scully.

Ms. Cavanaugh and Ms. Lakin joined the portfolio team in December 2014 as an Analyst and as Assistant Director of Global Equity Research, respectively.

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